Exhibit 99.2

Fleetwood Enterprises, Inc.

CONSOLIDATED  STATEMENTS OF OPERATIONS (CONDENSED)

Quarter Ended January 23, 2005

(Unaudited)

(Amounts in thousands except per share data)

	13 Weeks Ended		39 Weeks Ended
	23-Jan-05	25-Jan-04	23-Jan-05	25-Jan-04
Net Sales:
RV Group	$342,591	$410,006	$1,278,574	$1,296,557
Housing Group	207,426	176,540	677,906	591,177
Supply Group	12,711	9,756	42,943	27,450
Financial Services	2,188	1,448	5,934	3,440
	564,916	597,750	2,005,357	1,918,624

Cost of products sold	474,147	491,223	1,641,520	1,569,586
Gross profit	90,769	106,527	363,837	349,038

Operating expenses	123,076	107,420	359,986	319,142
Financial services expenses	2,346	1,659	6,516	4,552
Other, net	13,615	(3,966)	13,798	(4,661)
	139,037	105,113	380,300	319,033

Operating income (loss)	(48,268)	1,414	(16,463)	30,005
Other income (expense)
Investment income	1,020	617	2,030	2,007
Interest expense	(7,772)	(11,818)	(22,535)	(33,922)
Other, net	—	—	(1,608)	—
	(6,752)	(11,201)	(22,113)	(31,915)

Loss before income taxes	(55,020)	(9,787)	(38,576)	(1,910)
Benefit (provision) for income taxes	331	(384)	(1,310)	(2,587)

Net loss	$(54,689)	$(10,171)	$(39,886)	$(4,497)

	Basic	Diluted	Basic	Diluted	Basic	Diluted	Basic	Diluted

Net loss per common share	$(.99)	$(.99)	$(.26)	$(.26)	$(.72)	$(.72)	$(.12)	$(.12)

Weighted average common shares	55,492	55,492	38,871	38,871	55,193	55,193	36,977	36,977

Fleetwood Enterprises, Inc.

CONSOLIDATED BALANCE SHEETS (CONDENSED)

Quarter Ended January 23, 2005

(Unaudited)

(Amounts in thousands)

	23-Jan-05	24-Oct-04	25-Jan-04
ASSETS

Current assets:
Cash	$1,317	$68	$13,412
Marketable investments - available for sale	28,058	40,006	69,036
Receivables	208,680	238,610	198,645
Inventories	362,809	327,403	257,674
Deferred taxes, net	56,905	58,065	58,488
Other current assets	14,510	22,511	18,777
Total current assets	672,279	686,663	616,032

Finance loans receivable, net	65,391	60,248	38,551
Property, plant and equipment, net	262,427	265,263	255,014
Deferred taxes, net	17,858	17,858	31,275
Cash value of Company-owned life insurance, net	39,689	49,341	49,487
Goodwill	6,316	6,316	6,316
Other assets	47,901	48,591	61,913
Total assets	$1,111,861	$1,134,280	$1,058,588

LIABILITIES & SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$81,332	$100,731	$81,413
Employee compensation & benefits	72,638	80,970	74,303
Product warranty reserve	60,641	58,443	55,817
Retail flooring liability	32,720	28,065	19,349
Other short-term borrowings	92,712	54,920	—
Accrued interest	47,732	44,899	36,910
Other current liabilities	87,414	65,841	63,242
Total current liabilities	475,189	433,869	331,034

Deferred compensation and retirement benefits	41,477	50,798	51,880
Insurance reserves	32,628	32,693	31,685
Long-term debt	108,253	108,688	102,211
Convertible subordinated debentures	210,142	210,142	403,905
Total liabilities	867,689	836,190	920,715

Commitments and contingencies

Shareholders’ equity:
Common stock
Additional paid-in-capital	55,544	55,464	39,129
Accumulated deficit	422,225	421,719	276,101
Accumulated other comprehensive income (loss)	(235,223)	(180,534)	(177,573)
Total shareholders’ equity	1,626	1,441	216
Total liabilities and shareholders’ equity	244,172	298,090	137,873
	$1,111,861	$1,134,280	$1,058,588

Fleetwood Enterprises, Inc.

BUSINESS SEGMENT AND UNIT SHIPMENT INFORMATION

Quarter Ended January 23, 2005

(Unaudited)

(Amounts in thousands)

	13 Weeks Ended		39 Weeks Ended
	Jan 23, 2005	Jan 25, 2004	Jan 23, 2005	Jan 25, 2004
OPERATING REVENUES:
Recreational vehicles	$342,591	$410,006	$1,278,574	$1,296,557
Housing	207,426	176,540	677,906	591,177
Supply operations	12,711	9,756	42,943	27,450
Financial services	2,188	1,448	5,934	3,440
	$564,916	$597,750	$2,005,357	$1,918,624

OPERATING INCOME (LOSS):
Recreational vehicles	$(33,495)	$9,521	$(9,342)	$41,601
Housing	(14,042)	(9,981)	(8,813)	(18,451)
Supply operations	590	2,935	3,362	4,077
Financial services	(158)	(210)	(581)	(1,111)
Corporate and other	(1,163)	(851)	(1,089)	3,889
	$(48,268)	$1,414	$(16,463)	$30,005

UNITS SOLD:
Manufactured housing -
Factory shipments	5,533	4,628	18,277	15,509
Retail sales	884	1,272	3,211	3,809
Less intercompany	(794)	(948)	(2,746)	(2,844)
	5,623	4,952	18,742	16,474

Recreational vehicles -
Motor homes	2,097	2,663	8,210	8,183
Towables	8,433	10,284	30,434	36,071
	10,530	12,947	38,644	44,254

###

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Quarter Ended January 23, 2005

(Unaudited)

(Dollars in thousands, except price per unit)

	Housing Group				Recreational Vehicle Group
	Wholesale	Retail	Intercompany	Total	Motor Homes	Towables	Total	Supply		Financial Services	Other	Company Total

Operating revenues	$183,734	$53,567	$(29,875)	$207,426	$231,073	$111,518	$342,591	$12,711	(A)	$2,188	$—	$564,916

Units sold	5,533	884	(794)	NM	2,097	8,433	10,530
Single-sections	1,518	148	(93)	NM
Multi-sections	4,015	627	(701)	NM
Pre-owned (retail only)		109
Class As					1,784
Class Cs					313
Conventional trailers						4,837
Fifth-wheel trailers						1,262
Folding trailers						2,334

Average selling price per unit	$33,207	$60,596	$37,626	NM	$110,192	$13,224	NM

Gross profit percent	21.2%	20.1%	NM	23.7%	14.3%	4.0%	11.0%	14.5%		NM	NM	16.1%

Operating income (loss)	$(4,367)	$(9,037)	$(638)	$(14,042)	$897	$(34,392)	$(33,495)	$590		$(158)	$(1,163)	$(48,268)

Operating margin	(2.4)%	(16.9)%	NM	(6.8)%	0.4%	(30.8)%	(9.8)%	4.6%		NM	NM	(8.5)%

Depreciation	$1,807	$1,186	$—	$2,993	$1,214	$884	$2,098	$371		$21	$1,448	$6,931

Capital expenditures (est.)	$981	$353	$—	$1,334	$5,081	$662	$5,743	$289		$122	$627	$8,115

(A)                  Excludes $38.1 million of intercompany sales.

NM                  Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATIONAL DATA

Fiscal Year-To-Date January 23, 2005

(Unaudited)

(Dollars in thousands, except price per unit)

	Housing Group				Recreational Vehicle Group
					Motor					Financial		Company
	Wholesale	Retail	Intercompany	Total	Homes	Towables	Total	Supply		Services	Other	Total

Operating revenues	$593,298	$184,900	$(100,292)	$677,906	$851,282	$427,292	$1,278,574	$42,943	(A)	$5,934	$—	$2,005,357

Units sold	18,277	3,211	(2,746)	NM	8,210	30,434	38,644
Single-sections	6,118	518	(585)	NM
Multi-sections	12,159	2,303	(2,161)	NM
Pre-owned (retail only)		390
Class As					6,474
Class Cs					1,736
Conventional trailers						16,712
Fifth-wheel trailers						5,106
Folding trailers						8,616

Average selling price per unit	$32,461	$57,583	$36,523	NM	$103,688	$14,040	NM

Gross profit percent	23.2%	20.5%	NM	25.8%	15.2%	10.0%	13.5%	17.1%		NM	NM	18.1%

Operating income (loss)	$13,418	$(21,448)	$(783)	$(8,813)	$32,887	$(42,229)	$(9,342)	$3,362		$(581)	$(1,089)	$(16,463)

Operating margin	2.3%	(11.6)%	0.8%	(1.3)%	3.9%	(9.9)%	(0.7)%	7.8%		NM	NM	(0.8)%

Depreciation	$5,197	$3,682	$—	$8,879	$3,012	$2,671	$5,683	$1,166		$52	$4,333	$20,113

Capital expenditures (est.)	$3,233	$478	$—	$3,711	$18,083	$1,487	$19,570	$1,145		$156	$4,060	$28,642

(A)                  Excludes $137.2 million of intercompany sales.

NM                  Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATIONAL DATA

Quarter Ended January 23, 2005

(Unaudited)

(Dollars in thousands)

	Housing Group			Recreational Vehicle Group
	Wholesale	Retail	Total	Motor Homes	Towables	Total	Supply

Number of facilities (A)	23	130	NM	3	8	11	3

Capacity utilization (B)	58%	NM	NM	74%	51%	NM	NM

Number of independent
distribution points	1,282	NM	NM	258		NM	NM
Travel trailers (C)					608
Folding trailers (C)					503

Backlog units	1,834	1,385	NM	769	3,637	4,406	NM

Sales value (D)	$60,902	$83,926	NM	$84,738	$46,814	$131,552	NM

Dealer inventories (units)				5,062	25,935	NM	NM
Independent	6,473		6,473
Company-owned		2,511	2,511

(A)                              Number of active facilities at the end of the quarter.

(B)                                Based on the production at the end of the period.

(C)                                There is some overlap between folding and travel trailer distribution points.

(D)                               The number of units in the backlog multiplied by the average selling price.  Travel and folding trailers calculated separately to arrive at towable backlog dollars.

NM                           Not meaningful.